THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT BUSINESS SEGMENTS (UNAUDITED)
(Millions of Dollars)
                                          Reportable Business Segments
                                  --------------------------------------------
                                    Power                  Fastening
                                    Tools                     &
                                      &        Building    Assembly
Quarter Ended March 29, 1998     Accessories   Products     Systems     Total
------------------------------------------------------------------------------
Sales to unaffiliated customers    $  581.6    $  189.6    $  118.3   $  889.5
Segment profit (loss) (for
   Consolidated,  operating
   income before restructuring
   and exit costs, write-off of
   goodwill, and gain on sale
   of businesses)                      31.9        24.8        19.2       75.9
Depreciation and amortization          22.8         6.1         3.2       32.1
Capital expenditures                   17.5         9.3         2.0       28.8

Quarter Ended June 28, 1998
------------------------------------------------------------------------------
Sales to unaffiliated customers $ 712.7 $ 214.7 $ 117.6 $1,045.0 Segment profit (loss) (for
   Consolidated,  operating
   income before restructuring
   and exit costs, write-off of
   goodwill, and gain on sale
   of businesses)                      66.5        31.8        20.9      119.2
Depreciation and amortization          21.7         6.5         3.6       31.8
Capital expenditures                   13.0         4.3         4.1       21.4

Quarter Ended September 27, 1998
------------------------------------------------------------------------------
Sales to unaffiliated customers $ 729.8 $ 216.2 $ 108.3 $1,054.3 Segment profit (loss) (for
   Consolidated,  operating
   income before restructuring
   and exit costs, write-off of
   goodwill, and gain on sale
   of businesses)                      73.6        32.0        17.7      123.3
Depreciation and amortization          20.8         7.1         3.4       31.3
Capital expenditures                   15.5         9.6         4.7       29.8

Quarter Ended December 31, 1998
------------------------------------------------------------------------------
Sales to unaffiliated customers $ 922.3 $ 230.6 $ 118.8 $1,271.7 Segment profit (loss) (for
   Consolidated,  operating
   income before restructuring
   and exit costs, write-off of
   goodwill, and gain on sale
   of businesses)                     121.4        36.6        18.8      176.8
Depreciation and amortization          22.9         7.4         3.2       33.5
Capital expenditures                   33.1        13.3         5.4       51.8

THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT BUSINESS SEGMENTS (UNAUDITED)
(Millions of Dollars)

                                                          Corporate,
                                               Currency  Adjustments,
                                     All     Translation      &       Consoli-
Quarter Ended March 29, 1998       Others    Adjustments Eliminations  dated
------------------------------------------------------------------------------
Sales to unaffiliated customers $ 130.2 $ (11.4) $ -- $1,008.3 Segment profit (loss) (for
   Consolidated,  operating
   income before restructuring
   and exit costs, write-off of
   goodwill, and gain on sale
   of businesses)                       4.1        (1.8)       (8.1)      70.1
Depreciation and amortization           --          (.4)        7.1       38.8
Capital expenditures                    3.5         (.3)         .2       32.2

Quarter Ended June 28, 1998
------------------------------------------------------------------------------
Sales to unaffiliated customers $ 135.8 $ (11.1) $ -- $1,169.7 Segment profit (loss) (for
   Consolidated,  operating
   income before restructuring
   and exit costs, write-off of
   goodwill, and gain on sale
   of businesses)                       8.1        (1.6)      (13.4)     112.3
Depreciation and amortization           --          (.3)        6.3       37.8
Capital expenditures                    6.4         (.3)         .1       27.6

Quarter Ended September 27, 1998
------------------------------------------------------------------------------
Sales to unaffiliated customers $ 67.6 $ (14.2) $ -- $1,107.7 Segment profit (loss) (for
   Consolidated,  operating
   income before restructuring
   and exit costs, write-off of
   goodwill, and gain on sale
   of businesses)                       4.3        (1.1)        2.1      128.6
Depreciation and amortization           --          (.4)        7.0       37.9
Capital expenditures                    3.2         (.5)         .1       32.6

Quarter Ended December 31, 1998
------------------------------------------------------------------------------
Sales to unaffiliated customers $ -- $ 2.5 $ -- $1,274.2 Segment profit (loss) (for
   Consolidated,  operating
   income before restructuring
   and exit costs, write-off of
   goodwill, and gain on sale
   of businesses)                       --           .1        (3.9)     173.0
Depreciation and amortization           --          --          7.2       40.7
Capital expenditures                     .2         --          1.6       53.6

     The reconciliation of segment profit to the Corporation's earnings (loss) before income taxes for each quarter, in millions of dollars, is as follows:

                                                                                 Quarter Ended
------------------------------------------------------------------------------------------------------------------------
                                                              March 29,      June 28,    September 27,    December 31,
                                                                   1998          1998             1998            1998
------------------------------------------------------------------------------------------------------------------------
Segment profit for total reportable business segments          $   75.9      $  119.2          $ 123.3        $  176.8
Segment profit for all other businesses                             4.1           8.1              4.3             --
Items excluded from segment profit:
   Adjustment of budgeted foreign exchange rates to
     actual rates                                                  (1.8)         (1.6)            (1.1)             .1
   Depreciation of Corporate property and amortization
     of goodwill                                                   (7.1)         (6.3)            (7.0)           (7.2)
   Adjustment to businesses' postretirement benefit
     expenses booked in consolidation                               8.3           8.2              8.2             (.3)
   Adjustment to eliminate net interest and non-operating
     expenses from results of certain operations in Brazil,
     Mexico, Venezuela, and Turkey                                  1.5           1.1              1.6             1.5
   Other adjustments booked in consolidation directly
     related to reportable business segments                       (1.4)        (17.6)              .3            (1.7)
Amounts allocated to businesses in arriving at segment
   profit in excess of (less than) Corporate center operating
   expenses, eliminations, and other amounts identified above      (9.4)          1.2             (1.0)            3.8
------------------------------------------------------------------------------------------------------------------------
Operating income before restructuring and exit costs, write-
     off of goodwill, and gain on sale of businesses               70.1         112.3            128.6           173.0
Restructuring and exit costs                                      140.0           --              14.2            10.5
Write-off of goodwill                                             900.0           --               --              --
Gain on sale of businesses                                          --           36.5             26.9            51.1
------------------------------------------------------------------------------------------------------------------------
   Operating income (loss)                                       (969.9)        148.8            141.3           213.6
Interest expense, net of interest income                           28.4          29.8             29.1            27.1
Other income (expense)                                               .3          (2.7)            (3.8)           (1.5)
------------------------------------------------------------------------------------------------------------------------
   Earnings (loss) before taxes                                $ (998.0)     $  116.3          $ 108.4        $  185.0
========================================================================================================================

Basis of Presentation:
     The Corporation operates in three reportable business segments: Power Tools and Accessories, Building Products, and Fastening and Assembly Systems. The Power Tools and Accessories segment has worldwide responsibility for the manufacture and sale of consumer and professional power tools and accessories, cleaning and lighting products, and electric lawn and garden tools as well as for product service. In addition, the Power Tools and Accessories segment has responsibility for the sale of plumbing products to customers outside North America and for sales of the retained household products business. The Building Products segment has worldwide responsibility for the manufacture and sale of security hardware and for the manufacture of plumbing products as well as responsibility for the sale of plumbing products to customers in North America. The Fastening and Assembly Systems segment has worldwide responsibility for the manufacture and sale of fastening and assembly systems.
       The Corporation also operated several businesses that do not constitute reportable business segments. These businesses included the manufacture and sale of glass container-forming and inspection equipment, as well as recreational and household products. During 1998, the Corporation completed the sale or recapitalization of its glass container-forming and inspection equipment business, Emhart Glass; its recreational products business, True Temper Sports; and its household products business (excluding certain assets associated with the Corporation's cleaning and lighting products) in North America, Latin America (excluding Brazil), and Australia. Because True Temper Sports, Emhart Glass, and the household products business in North America, Latin America, and Australia are not treated as discontinued operations under generally accepted accounting principles, they remain a part of the Corporation's reported results from continuing operations, and the results of operations and financial positions of these businesses have been included in the consolidated financial statements through the dates of consummation of the respective transactions. Amounts relating to these businesses are included in the segment table above under the caption "All Others". The results of the household products business included under the caption "All Others" are based upon certain assumptions and allocations. The household products businesses sold during 1998 were jointly operated with the cleaning and lighting products businesses retained by the Corporation. Further, the Corporation's divested household products businesses in Australia and Latin America (excluding Brazil) were operated jointly with the Corporation's power tools and accessories businesses. Accordingly, the results of the household products businesses included in the segment table under the caption "All Others" were determined using certain assumptions and allocations that the Corporation believes are reasonable under the circumstances.
     The Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit. In general, segments follow the same accounting policies as those described in Note 1 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997, as updated through the Corporation's Quarterly Reports on Form 10-Q during the year ended December 31, 1998, except with respect to foreign currency translation and except as further indicated below. The financial statements of a segment's operating units located outside the United States, except those units operating in highly inflationary economies, are measured using the local currency as the functional currency. For these units located outside the United States, segment assets and elements of segment profit are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually, and once established all prior period segment data is restated to reflect the newly established budgeted rates of exchange. The amounts included in the segment table above under the captions "Reportable Business Segments", "All
Other", and "Corporate, Adjustments, & Eliminations" are reflected at the Corporation's current budgeted exchange rates. The amounts included in the segment table above under the caption "Currency Translation Adjustments" represent the difference between consolidated amounts determined using budgeted rates of exchange and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.
     Segment profit excludes interest income and expense, non-operating income and expense, goodwill amortization, adjustments to eliminate intercompany profit in inventory, and income tax expense. In addition, segment profit excludes restructuring and exit costs and, for 1998, the write-off of goodwill and gain on sale of businesses. For certain operations located in Brazil, Mexico,
Venezuela, and Turkey, segment profit is reduced by net interest expense and non-operating expenses. In determining segment profit, expenses relating to pension and other postretirement benefits are based solely upon estimated service costs. Corporate expenses are allocated to each segment based upon budgeted amounts. No corporate expenses have been allocated to divested businesses. While sales and transfers between segments are accounted for at cost plus a reasonable profit, the effects of intersegment sales are excluded from the computation of segment profit. Intercompany profit in inventory is excluded from segment assets and is recognized as a reduction of cost of sales by the selling segment when the related inventory is sold to an unaffiliated customer. Because the Corporation compensates the management of its various businesses on, among other factors, segment profit, the Corporation may elect to record certain segment-related income or expense items of an unusual or nonrecurring nature in consolidation rather than reflect such items in segment profit. In addition, certain segment-related items of income or expense may be recorded in consolidation in one period and transferred to the Corporation's various segments in a later period.